Exhibit 10.2.10
[Name]
RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT
          THIS RESTRICTED STOCK AND RESTRICTED STOCK UNIT AGREEMENT is made and entered into as of the date indicated on the signature page under “Date of Agreement” by and between MGIC Investment Corporation, a Wisconsin corporation (the “Company”), and the director of MGIC Investment Corporation whose signature is set forth on the signature page hereto (the “Director”).
INTRODUCTION
          The Company is awarding Restricted Stock Units (“RSUs”), and to the extent indicated in this instrument, shares of the Company’s Common Stock, $1.00 par value per share (the “Stock”), to the Director under the MGIC Investment 2002 Stock Incentive Plan (the “Plan”) and this Agreement.
          This Agreement consists of this instrument and the Incorporated Terms Dated As of April 1, 2008 to Restricted Stock and Restricted Stock Unit Agreement (the “Incorporated Terms”), which although not attached to this instrument, are part of this Agreement and were sent to the Director as indicated in Paragraph 1(b) below.
          The parties mutually agree as follows:
          1. Award of Restricted Stock or RSUs; Incorporated Terms.
               (a) Subject to the terms and conditions set forth herein, the Company awards the Director the (i) number of shares of Stock set forth after “Shares of Restricted Stock” on the signature page (the “Restricted Stock”), except that if after “Restricted Stock Units” on the signature page “Yes” appears, then all shares of Stock indicated after “Shares of Restricted Stock” shall be awarded in the form of RSUs and such RSUs shall be the “Deposit Share RSUs,” and (ii) the number of RSUs set forth after “Annual RSU Award” on the signature page, which shall be the “Annual RSUs.” The term “RSUs” as used in the remainder of this Agreement shall be applied separately to the Deposit Share RSUs and the Annual RSUs as if the term “RSUs” were the term “Deposit Share RSUs” or “Annual RSUs,” as the case may be.
               (b) The Incorporated Terms are incorporated in this instrument with the same effect as if they were physically set forth in this instrument. The Incorporated Terms and this instrument constitute a single agreement which is referred to as “this Agreement.” The terms “herein,” “hereof,” “above” and similar terms used in this Agreement refer to this Agreement as a whole. The Incorporated Terms were sent to the Director along with this instrument and a copy of the Incorporated Terms has been retained by the Company’s Secretary. The Director agrees if there is any difference between the text of the Incorporated Terms sent as indicated above and the text of the Incorporated Terms retained by the Company’s Secretary, the text of the copy retained by the Secretary will control.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Director has hereunto affixed his or her hand and seal, all as of the day and year set forth below.
Date of Agreement: April 1, 2008
MGIC INVESTMENT CORPORATION

By:

	[Name] [Title]	[Name]

Shares of Restricted Stock:

Restricted Stock Release Date: May 1, 2009

Restricted Stock Units:

Annual RSU Award:

Annual RSU Release Date: February 10, 2009

* * *

Beneficiary:

Address of Beneficiary:

Beneficiary’s Tax Identification
Number: